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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

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                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 26, 2003

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                       SECURITY ASSET CAPITAL CORPORATION
             (Exact name of Registrant as specified in its charter)

         NEVADA                      000-29039                   95-4729666
(State or other jurisdiction of   (Commission File            (I.R.S. Employer
incorporation or organization)        Number)                Identification No.)


               16236 SAN DIEGUITO ROAD, RANCHO SANTA FE, CA 92067
                                 (858) 759-3745
   (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)


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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATIONS FD DISCLOSURE

         A copy of a press release regarding the Company is attached as Exhibit 99 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits. The following exhibit is filed with this document:

         Item              Exhibit
         ----              -------

         99                Press Release dated November 26, 2003.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SECURITY ASSET CAPITAL CORPORATION

                                                      (Registrant)


Date:  November 26, 2003                    By:      /s/ David P. Tenney
                                               ---------------------------------
                                                  (David P. Tenney, President)




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                                  EXHIBIT INDEX


Ex. No.           Description
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99                Press Release dated November 26, 2003.